UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

Alignment Healthcare, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40295	46-5596242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 W Town and Country Road Suite 1600
Orange, California		92868
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 310-2247

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALHC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Members of Alignment Healthcare, Inc.’s (the “Company”) senior management team are scheduled to meet with investors and analysts at an industry conference and various other meetings on January 8-11, 2024. During the conference and meetings, the Company intends to address aspects of its prospects and performance as described below. The date and time of presentations to investors are available via the Investor Relations calendar of events and presentations on the Company's website at www.alignmenthealth.com. The Company’s presentation during the industry conference on January 10, 2024 is expected to be webcast and a replay will be available on the Company's Investor Relations website.

Update on 2024 Membership Outlook, 2024 Profitability Expectations and Full-Year 2023 Guidance

The Company has completed the Annual Enrollment Period ("AEP") for 2024 and currently estimates that it will have approximately 155,500 members enrolled in its HMO and PPO contracts ("Health Plan Members") as of January 1, 2024. This figure represents Health Plan Member growth of approximately 44% year over year when compared with the Company's Health Plan Membership as of January 1, 2023. Additionally, the Company expects to have 162,000 to 164,000 members as of December 31, 2024, representing approximately 38% growth relative to the midpoint of the Company’s latest Health Plan Membership guidance for year-end 2023 provided on November 2, 2023.

Additionally, the Company expects the midpoint of its adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) guidance to be breakeven in 2024. The Company expects to provide its full 2024 guidance on its fourth quarter 2023 earnings call.

Lastly, the Company is reaffirming its revenue, adjusted gross profit and adjusted EBITDA financial guidance ranges for the fiscal year ended December 31, 2023, and additionally expects adjusted EBITDA results to fall at the low-end of its guidance range. The Company’s updated adjusted EBITDA expectations reflect decisions to increase discretionary investments in sales and marketing during the back-half of AEP given the significant growth opportunity the Company was presented with during AEP. As a result of the Company’s robust growth achievement, the Company also accelerated new hires and clinical investments in December to support the onboarding of its January 1, 2024 membership.

The 2023 financial guidance was previously issued in the Company’s press release dated November 2, 2023, as follows:

$ Millions	Low	High
Revenue	$1,780	$1,800
Adjusted Gross Profit[1]	$206	$214
Adjusted EBITDA[2]	($34)	($26)

1.
Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that the Company defines as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses. The Company cannot reconcile its estimated ranges for adjusted gross profit to loss from operations, the most directly comparable GAAP measure, and cannot provide estimated ranges for loss from operations, without unreasonable efforts because of the uncertainty around certain items that may impact loss from operations, including equity-based compensation expense and depreciation and amortization, that are not within its control or cannot be reasonably predicted.
2.
Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that the Company defines as net loss before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses, acquisition expenses, certain litigation costs and settlements, gains or losses from subleases and equity-based compensation expense. The Company cannot reconcile its estimated ranges for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and cannot provide estimated ranges for net loss, without unreasonable efforts because of the uncertainty around certain items that may impact net loss, including equity-based compensation expense and depreciation and amortization, that are not within its control or cannot be reasonably predicted.

The Company believes that non-GAAP financial measures provide an additional way of viewing aspects of its operations that, when viewed with GAAP results, provide a more complete understanding of its results of operations and the factors and trends affecting its business. These non-GAAP financial measures are also used by its management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. For more information on the Company’s use of non-GAAP financial measures, please refer to its SEC filings, which are available on its Investor Relations site at alignmenthealth.com. The Company will not be providing any GAAP or other financial information with respect to its fourth quarter earnings at this time as it is in the process of closing its books for fiscal year 2023.

Management Presentation

On January 8, 2024, the Company posted a presentation in the “Investor Relations” portion of the Company's website at www.alignmenthealth.com. The Company’s intends give this presentation during meetings with investors and analysts at the industry conference and in various other meetings on January 8-11, 2024. A copy of the presentation is attached and furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statement

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the Company's ability to attract new members and enter new markets, including the need for certain governmental approvals; its ability to maintain a high rating for its plans on the Five Star Quality Rating System; our ability to develop and maintain satisfactory relationships with care providers that service our members; risks associated with being a government contractor; changes in laws and regulations applicable to its business model; risks related to its indebtedness, including the potential for rising interest rates; changes in market or industry conditions and receptivity to its technology and services; results of litigation or a security incident; and the impact of shortages of qualified personnel and related increases in its labor costs. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2022, and the other periodic reports it files with the SEC. All information provided in this Current Report on Form 8-K is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law.

The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Alignment Healthcare, Inc. Investor Presentation dated January 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALIGNMENT HEALTHCARE, INC.

Date:	January 8, 2024	By:	/s/ Thomas Freeman
Thomas Freeman Chief Financial Officer